UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report:
October 21, 2008
(Date of earliest event reported)
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)

California	1-12609	94-3234914

(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

One Market, Spear Tower, Suite 2400, San Francisco, CA	94105

(Address of principal executive offices)	(Zip code)
415-267-7000

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)

California	1-2348	94-0742640

(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

77 Beale Street, P. O. Box 770000, San Francisco, California	94177

(Address of principal executive offices)	(Zip code)
(415) 973-7000

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     In connection with the Pacific Gas and Electric Company’s Registration Statement on Form S-3 (File No. 333-149361) and the issuance on October 21, 2008 of the Utility’s 8.25% Senior Notes due October 15, 2018, the Utility is filing herewith the legal opinion listed in Item 9.01 below and such document is incorporated by reference into such Registration Statement.
Item 9.01. Financial Statements and Exhibits
Exhibits.

Exhibit No.	Description

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP regarding the legality of the notes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

	By:	/s/ Linda Y.H. Cheng

Linda Y.H. Cheng
Dated: October 21 , 2008		Vice President, Corporate Governance and
Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

	By:	/s/ Linda Y.H. Cheng

Linda Y.H. Cheng
Dated: October 21 , 2008		Vice President, Corporate Governance and
Corporate Secretary